                           SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.   20549



                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934




            Date of Report (date of earliest event reported) November 18, 1996
                                                             -----------------


                                LASER MASTER INTERNATIONAL, INC.
            ------------------------------------------------------------------
                   (Exact name of Registrant as specified in its Charter)



                                          NEW YORK
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                         (State or other jurisdiction of incorporation)



            2-76262-NY                      11-2564587
            ------------------------------  ----------------------------------
            Commission File No.             I.R.S. Employer Identification
                                            Number


            1000 FIRST STREET, HARRISON, NJ            07029
            -------------------------------------      --------------
            Address of principal executive             Zip Code
            offices


                                    (201) 482-7200
            ------------------------------------------------------------------
            Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS


         The Registrant ("Company"), established two (2) 100% wholly-owned Subsidiary Corporations to conduct selling and marketing of its products - East River Arts, Inc., a Texas Corporation, and Passport Papers, Inc., an Oregon Corporation.

         The Company will now utilize the Subsidiary Corporations as active sales and marketing organizations.

         The Company anticipates having the Subsidiary Corporations conduct business from its Harrison, New Jersey plant warehouse and office facility.

         The Directors of the Company will act as Directors of the Subsidiary Corporations.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Dated:   Harrison, New Jersey
         November 20, 1996


                                            LASER MASTER INTERNATIONAL, INC.
                                            --------------------------------
                                                     (REGISTRANT)


                                               /s/
                                            --------------------------------
                                            MENDEL KLEIN, PRESIDENT